Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into effective as of April 20, 2026, among Palomino Laboratories Inc., a Delaware corporation (the “Company”), the persons who have purchased the Shares (as defined below) and have executed omnibus or counterpart signature page(s) hereto (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used herein shall have the meanings ascribed to them in Section 1 below or in the Subscription Agreements (as defined below).

RECITALS:

WHEREAS, the Company has offered and sold in compliance with Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder to accredited investors in a private placement offering (the “Offering”) Shares (as defined below) pursuant to certain Subscription Agreements entered into by and between the Company and each of the Purchasers of the Shares set forth on the signature pages affixed thereto (the “Subscription Agreements”). “Shares” means the shares of Common Stock issued and sold to the Purchaser in the Offering at the Initial Closing and at any Subsequent Closing; and

WHEREAS, the Company has agreed to enter into a registration rights agreement with each of the Purchasers.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises, representations, warranties, covenants and conditions set forth herein, the parties mutually agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Approved OTC Market” means the OTCQB or OTCQX market of OTC Markets Group (or, in each case, a successor over-the-counter trading market thereto).

“Blackout Period” means, with respect to a distribution or registration, a period during which the Company, in the good faith judgment of its board of directors, determines (because of the existence of, or in anticipation of, any acquisition, financing activity, or other material corporate development or other material transaction involving the Company, or the unavailability for reasons beyond the Company’s control of any required financial statements, or any other event or condition of similar material significance to the Company) that the registration and/or distribution of the Registrable Securities to be covered by such registration statement, if any, or the circumstances described in Section 4(h) below, would require additional disclosure by the Company in such registration statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in such registration statement would be expected, in the reasonable determination of the Company’s board of directors to cause such registration statement to fail to comply with applicable disclosure requirements, in each case commencing on the day the Company notifies the Holders that they are required, because of the determination described above, to suspend offers and sales of Registrable Securities and ending on the earlier of (1) the date upon which the material non-public information resulting in the Blackout Period is disclosed to the public or ceases to be material and (2) such time as the Company notifies the selling Holders that sales pursuant to such Registration Statement or a new or amended Registration Statement or prospectus may resume; provided, however, that the aggregate of all Blackout Periods shall not exceed fifteen (15) consecutive Trading Days or more than ninety (90) Trading Days in any twelve (12) month period (except for suspension of the use of any Registration Statement on Form S-1 in connection with the filing of a post-effective amendment to the Registration Statement to update the prospectus therein in connection with the filing of the Company’s Annual Report on Form 10-K or any other fundamental change, which Blackout Period may extend for the amount of time reasonably required to respond to comments of the staff of the Commission (the “Staff”) on such amendment; provided that (and as a condition to any such extension) the Company shall file any such post-effective amendment on the date of filing of the Company’s Annual Report on Form 10-K and the Company shall use its reasonable best effort to cause any such post-effective amendment to become effective as soon as possible after the filing thereof).

“Business Day” means any day of the year, other than a Saturday, Sunday, or other day on which banks in the State of New York are required or authorized to close.

“Commission” means the U. S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any and all shares of capital stock or other equity securities of: (i) the Company which are added to or exchanged or substituted for the Common Stock by reason of the declaration of any stock dividend or stock split, the issuance of any distribution or the reclassification, readjustment, recapitalization or other such modification of the capital structure of the Company; and (ii) any other corporation, now or hereafter organized under the laws of any state or other governmental authority, with which the Company is merged, which results from any consolidation or reorganization to which the Company is a party, or to which is sold all or substantially all of the shares or assets of the Company, if immediately after (and as a result of) such merger, consolidation, reorganization or sale, the Holders own equity securities of such other corporation.

“Effective Date” means the date of the final closing of the Offering.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Excluded Registrable Securities” shall have the meaning set forth in Section 3(c)(i) of this Agreement.

“Holder” means each Purchaser or any of such Purchaser’s respective successors and assignees who acquire rights in accordance with this Agreement with respect to any Registrable Securities directly or indirectly from a Purchaser or from any assignee thereof;

“Majority Holders” means, at any time, Holders of a majority of the Registrable Securities then issuable and/or outstanding. For purposes of this Agreement, a person is deemed to be a holder of Shares or Registrable Securities whenever such person owns of record, or owns beneficially through a “street name” holder, such Shares or Registrable Securities or securities upon exercise, conversion or exchange of which such Shares or Registrable Securities are issuable.

“National Securities Exchange” means each of the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American and any other U.S. national securities exchange which the Majority Holders identify in writing as a National Securities Exchange for purposes hereof (and, in each case, a successor U.S. national securities exchange thereto).

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“Piggyback Registration” shall have the meaning set forth in Section 3(c)(i) of this Agreement.

“PIPE Registration Rights Agreements” shall have the meaning set forth in Section 10(d) of this Agreement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and such registration statement becoming effective.

“Registrable Securities” means the following held by a Holder: (a) the Shares and (b) other shares of Restricted Common Stock hereinafter acquired or issuable in respect of the foregoing Shares by way of conversion, dividend, stock-split, distribution or exchange, merger, consolidation, recapitalization or reclassification or similar transaction. Such securities shall cease to be Registrable Securities hereunder with respect to any Holder on the earlier of (x) the date on which they have been sold or otherwise transferred other than in a transaction in which the purchaser or other transferee acquires rights hereunder in accordance herewith, and (y) the date on which Rule 144 becomes available for a Holder, permitting such Holder to sell within a ninety (90)-day period all the Registrable Securities held by such Holder without volume or manner of sale restrictions.

“Registration Statement” means any registration statement that the Company is required to file or files pursuant to Section 3(a) or 3(c) of this Agreement to register the Registrable Securities and any successor registration statement.

“Restricted Common Stock” means any shares of Common Stock that are subject to resale restrictions pursuant to the Securities Act and the rules and regulations promulgated thereunder, including, but not limited to, securities: (1) acquired directly or indirectly from the issuer or an affiliate of the issuer in unregistered offerings such as private placements; (2) acquired through an employee stock benefit plan or as compensation for professional services; or (3) considered “restricted securities” under Rule 144. For purposes of clarity Restricted Common Stock does not include Common Stock that is restricted solely as a result of contractual restrictions, including but not limited to lock-up or similar contractual agreements.

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“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such rule may be amended or supplemented from time to time, or any similar successor rule that may be promulgated by the Commission.

“SEC Effective Date” means the date the Registration Statement is declared effective by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute promulgated in replacement thereof, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Trading Day” means any day on which the Approved OTC Market or National Securities Exchange that at the time constitutes the principal securities market for the Common Stock, is open for general trading of securities (or if there is no Approved OTC Market or National Securities Exchange that at the time constitutes the principal securities market for the Common Stock, then any day on which the New York Stock Exchange is open for general trading of securities).

2. Term. This Agreement shall terminate with respect to each Holder on the earliest of: (i) the date that is five (5) years from the SEC Effective Date, (ii) the date on which no Registrable Securities are outstanding and (iii) the availability of Rule 144 for the holders to sell all of the Registrable Securities without volume limitations or other manner of sale restrictions within a 90-day period (the “Term”). Notwithstanding the foregoing, Section 6, Section 8, Section 9 and Section 10 shall survive the termination of this Agreement.

3. Registration.

(a) Registration on Form S-1. The Company shall prepare and file with the Commission a Registration Statement on Form S-1, or any other form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the resale by the Holders of all of the Registrable Securities on a delayed or continuous basis (including in stock exchange transactions and underwritten offerings) (the “Initial Registration Statement”), and the Company shall (i) make the initial filing of the Initial Registration Statement with the Commission as soon as commercially reasonable after the Effective Date, (ii) use its commercially reasonable efforts to cause the Initial Registration Statement to be declared effective no later than one hundred and twenty (120) days after the initial filing of the Initial Registration Statement, and (iii) use its commercially reasonable efforts to keep such Registration Statement continuously effective (including by filing a new Registration Statement if the Initial Registration Statement expires) for a period of five (5) years after the SEC Effective Date or for such shorter period ending on the first date on which (a) there no longer any outstanding Registrable Securities and (b) the availability of Rule 144 for the holders to sell all of the Registrable Securities without volume limitations or other manner of sale restrictions within a 90-day period (the “Effectiveness Period”). Any Registration Statement shall contain the “Plan of Distribution” section in substantially the form thereof attached as Exhibit A hereto. Upon the Company becoming eligible to register the Registrable Securities for resale by the Holders on Form S-3, the Company shall use commercially reasonable efforts to amend the Registration Statement to a Registration Statement on Form S-3 or file a Registration Statement on Form S-3 in substitution of the Registration Statement as initially filed as soon as reasonably practicable thereafter (provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement (or post-effective amendment) on Form S-3 covering such Registrable Securities has been declared effective by the Commission). The Company shall be entitled to suspend sales of Registrable Securities pursuant to a Registration Statement and the use of any related prospectus during a Blackout Period for the reasons and time periods set forth in the definition thereof.

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The Company shall use its commercially reasonable efforts (A) within sixty (60) calendar days after the SEC Effective Date or (B) within thirty (30) Business Days after the first date that is permitted by the Commission, to register for resale as many of the Reduction Securities as the Commission will permit (pro rata among the Holders of such Reduction Securities) by filing one or more Registration Statements (any such Registration Statement, a “New Registration Statement”) that it is then entitled to use, and to cause such registration statement(s) to become effective as soon as practicable, until the Commission permits all of the Reduction Securities to be so registered; provided, however, that the Company shall not be required to register such Reduction Securities during a Blackout Period. The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective under the Securities Act, as soon as possible, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective (including by filing an additional Registration Statement if the Initial Registration Statement expires), and under the Securities Act during the Effectiveness Period. Notwithstanding the foregoing, the Company shall be entitled to suspend the effectiveness of any Registration Statement at any time prior to the expiration of the Effectiveness Period for the reasons and time periods permitted during a Blackout Period. Notwithstanding anything herein to the contrary, if the Commission limits the Company’s ability to file, or prohibits or delays the filing of a new registration statement, the Company’s compliance with such limitation, prohibition or delay solely to the extent of such limitation, prohibition or delay shall not be deemed a failure by the Company to use commercially reasonable efforts as set forth above or elsewhere in this Agreement.

(b) Other Limitations. Notwithstanding the registration obligations set forth in Section 3(a), if the Staff informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415 under the Securities Act, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly inform each of the Holders thereof and file an amendment to the Registration Statement as required by the Staff, covering the maximum number of Registrable Securities permitted to be registered by the Staff as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use reasonably diligent efforts to advocate with the Staff for the registration of all of the Registrable Securities in accordance with applicable guidance of the Staff, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement, if the Staff limits the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used reasonably diligent efforts to advocate with the Staff for the registration of all or a greater portion of Registrable Securities), the Company shall remove from the Registration Statement such number of Registrable Securities as specified by the Commission on behalf of all of the holders of Registrable Securities from the Registrable Securities on a pro rata basis among the holders thereof (any such eliminated shares, the “Reduction Securities”). In the event of a cutback hereunder, the Company shall give the Holder at least three (3) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will file with the Commission, as promptly as allowed by the Staff or applicable guidance of the Staff provided to the Company or to registrants of securities in general, one or more New Registration Statements on such other form available to register for resale the Reduction Securities.

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(c) Piggyback Registrations.

(i) With respect to any Registrable Securities not otherwise included in a Registration Statement pursuant to Section 3(a) as a result of any limitation imposed by the Staff, or otherwise (the “Excluded Registrable Securities”), whenever the Company proposes to register (including, for this purpose, a registration effected by the Company for other shareholders) any of its securities under the Securities Act (other than pursuant to (i) a Registration Statement pursuant to Section 3(a) hereof or (ii) registration pursuant to a registration statement on Form S-4 or S-8 or any successor forms thereto), and the form of registration statement to be used may be used for the registration of Registrable Securities, the Company will give written notice to each holder of Excluded Registrable Securities of its intention to effect such a registration and will, subject to the provisions of Subsection 3(c)(ii) hereof, and to the extent permitted by the Staff, include in such registration statement all Excluded Registrable Securities with respect to which the Company has received a written request for inclusion therein within fifteen (15) days after the receipt of the Company’s notice (a “Piggyback Registration”).

(ii) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration a pro rata share of Excluded Registrable Securities requested to be included in such Registration Statement as calculated by dividing the number of Excluded Registrable Securities requested to be included in such Registration Statement by the number of the Company’s securities requested to be included in such Registration Statement by all selling security holders. In such event, the holder of Excluded Registrable Securities shall continue to have registration rights under this Agreement with respect to any Excluded Registrable Securities not so included in, and sold pursuant to, such Registration Statement.

(iii) Notwithstanding the foregoing, if, at any time after giving a notice of Piggyback Registration and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each record holder of Excluded Registrable Securities and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Excluded Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Excluded Registrable Securities for the same period as the delay in registering such other securities.

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4. Registration Procedures. The Company will keep each Holder reasonably advised as to the filing and effectiveness of any Registration Statement. At its expense with respect to any Registration Statement, the Company will:

(a) subject to compliance with Section 5(b), prepare and file with the Commission with respect to the Registrable Securities, any Registration Statement in accordance with Section 3(a) hereof, and use its commercially reasonable efforts to cause such Registration Statement to become effective and to remain effective (with the Prospectus included therein available for the resale of the Registrable Securities) as described in Section 3(a) and file the Prospectus pursuant to Rule 424(b) under the Securities Act within one (1) Trading Day following the date the Registration Statement is declared effective;

(b) not name any Holder in any Registration Statement as an underwriter without that Holder’s prior written consent; provided however, that only notice to the Holder shall be required if such disclosure is required by the Commission;

(c) if any Registration Statement or any post-effective amendment thereto is subject to review by the Commission, promptly respond to all comments, diligently pursue resolution of any comments to the satisfaction of the Commission and file all amendments and supplements to such Registration Statement as may be required to respond to comments from the Commission and otherwise to enable such Registration Statement to be declared effective;

(d) during the Effectiveness Period, prepare and file with the Commission such amendments and supplements to any Registration Statement as may be necessary to keep such Registration Statement continuously effective, current and up-to-date for the applicable time period required hereunder and, if applicable, file any Registration Statement pursuant to Rule 462(b) under the Securities Act; and cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act;

(e) not less than four (4) Trading Days prior to filing any Registration Statement or any related prospectus or any amendment or supplement thereto, furnish to the Holders (and/or, if so specified by any Holder, legal counsel to such Holder) copies of or a link to all such documents proposed to be filed (other than those incorporated by reference and those amendments and supplements which are solely composed of a cover page and the form of one or more of the Company’s reports previously filed under the Exchange Act) and duly consider in good faith any comments timely received from the Holders (or from legal counsel to any such Holder, as applicable);

(f) furnish, without charge, to each Holder of Registrable Securities covered by such Registration Statement (i) a reasonable number of copies of such Registration Statement (including any exhibits thereto other than exhibits incorporated by reference), each amendment and supplement thereto as such Holder may reasonably request, (ii) such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and any prospectus filed pursuant to Rule 424 under the Securities Act) as such Holders may reasonably request, in conformity with the requirements of the Securities Act, and (iii) such other documents as such Holder may reasonably require to consummate the disposition of the Registrable Securities owned by such Holder, but only during the Effectiveness Period; provided that the Company shall have no obligation to furnish any document pursuant to this clause that is available on the Electronic Data Gathering, Analysis, and Retrieval system;

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(g) use its reasonable efforts to register or qualify the securities covered by such Registration Statement under such other applicable securities laws of such jurisdictions within the United States, including “blue sky” laws, as any Holder of Registrable Securities covered by such Registration Statement reasonably requests and as may be reasonably necessary for the marketability of the Registrable Securities and do any and all other acts and things reasonably necessary to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or (ii) consent to general service of process in any such jurisdiction where it has not already done so;

(h) as promptly as practicable after becoming aware of any event, notify each Holder of Registrable Securities at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that will, after the occurrence of such event, cause the Prospectus included in such Registration Statement, if not amended or supplemented, to contain an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Company shall promptly thereafter prepare and furnish to such Holder a supplement or amendment to such Prospectus (or, if a Registration Statement is on Form S-3, prepare and file appropriate reports under the Exchange Act) so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except in the event of a Blackout Period, in which case no supplement or amendment need be furnished (or Exchange Act filing made) until the termination of such Blackout Period;

(i) comply, and continue to comply during the Effectiveness Period, in all material respects with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission with respect to the disposition of all securities covered by such Registration Statement;

(j) as promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities being offered or sold pursuant to any Registration Statement of the issuance by the Commission or any other federal or state governmental authority of any stop order or other suspension of effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

(k) use its commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Holders and underwriters to consummate the disposition of Registrable Securities;

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(l) enter into customary agreements (including any underwriting agreements in customary form, including any representations and warranties and lock-up provisions therein), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities pursuant to any Piggyback Registration;

(m) use its commercially reasonable efforts to furnish, or cause to be furnished, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters in a firm commitment public offering, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance reasonably acceptable to the managing underwriter, addressed to the underwriters and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance reasonably acceptable to the managing underwriter, addressed to the underwriters;

(n) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its shareholders, as soon as reasonably practicable, but no later than sixteen (16) months after the effective date of any Registration Statement (as defined in Rule 168(c) under the Securities Act), an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(o) provide officers’ certificates and other customary closing documents, if applicable;

(p) use its reasonable best efforts to cause the shares of Common Stock to be, and remain, quoted on an Approved OTC Market unless listed on a National Securities Exchange;

(q) cooperate with each Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority (“FINRA”); and

(r) use its commercially reasonable efforts to:

(i) cause a FINRA-registered broker-dealer (the “Market Maker”) to (A) sponsor the Common Stock, (B) file with FINRA, as soon as practicable after the Registration Statement is initially filed with the Commission, a Form 211 together with the required documentation and information in connection therewith, (C) respond promptly to any requests from FINRA for additional information in connection therewith (and the Company will provide reasonable cooperation to the Market-Maker in fulfillment thereof), and (D) clear the Market Maker by FINRA to initiate quotation of the Common Stock on an Approved OTC Market at the earliest practicable date after the filing of the Form 211, and use its commercially reasonable efforts to cause a second Market Maker to register with FINRA in respect of the Common Stock as soon thereafter as possible; and

(ii) cause the Common Stock to be DTC-, DWAC- and DRS-eligible.

(s) in the event of an underwritten public offering by the Company, cause appropriate officers as are reasonably requested by a managing underwriter or investment bank to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such underwritten public offering;

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(t) provide a transfer agent and registrar that is registered with the Commission and a participant in DTC’s Fast Automated Securities Transfer Program, which shares may be a single entity, for the shares of Common Stock at all times, and cooperate with the Holders to facilitate the timely preparation and delivery of the Registrable Securities to be delivered to a transferee pursuant to a resale of Registrable Securities pursuant to a Registration Statement (whether electronically or in certificated form) which Registrable Securities shall be free, to the extent permitted by the applicable Subscription Agreement and applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(u) cooperate with the Holders of Registrable Securities being offered pursuant to any Registration Statement to issue and deliver, or cause its transfer agent to issue and deliver, evidence of book-entry positions representing Registrable Securities to be offered pursuant to such Registration Statement within a reasonable time after the delivery of evidence of book-entry positions representing the Registrable Securities to the transfer agent or the Company, as applicable, and enable such positions to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request;

(v) notify the Holders, and their counsel as promptly as reasonably possible and (if requested by any such person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed (other than those incorporated by reference and those amendments and supplements which are solely composed of a cover page and the form of one or more of the Company’s reports previously filed under the Exchange Act); (B) when the Commission notifies the Company whether there will be a “no review,” “review” or a “completion of a review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders that pertain to the Holders as a selling stockholder, but not information which the Company believes would constitute material non-public information); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has been declared effective, provided, however, that such notice under this clause (C) shall be delivered to each Holder; (ii) during the Effectiveness Period, of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information that pertains to the Holders as selling stockholders; or (iii) during the Effectiveness Period, of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

(w) during the Effectiveness Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Holders to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act;

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(x) use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement or suspending or preventing the use of any related prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(y) use its reasonable best efforts to assist a Holder in facilitating any sales (including but not limited to private sales) or other transfers of Registrable Securities by, among other things, providing officers’ certificates and other customary closing documents reasonably requested by a Holder without charge to the Holder (but the Holder shall be responsible for any third-party expenses and for clarity, such certificates and other customary closing documents shall not be deemed to include opinions or negative assurance letters from Company counsel or “comfort letters” delivered by the Company’s independent registered public accounting firm);

(z) if required by the Financial Industry Regulatory Authority, Inc. Corporate Financing Department, promptly effect, or cause to have effected, a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 (or successor thereto) with respect to the public offering contemplated by resales of securities under the Registration Statement (an “Issuer Filing”), pay the filing fee required by such Issuer Filing, and use its reasonable best efforts to pursue the Issuer Filing until FINRA issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement, and otherwise cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 (or successor thereto), as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two (2) Trading Days of the request therefor;

(aa) (i) cause legal counsel to the Company, at the Company’s expense, (a) to issue to the transfer agent for the Common Stock, within one (1) Trading Day after the SEC Effective Date, a “blanket” legal opinion in customary form to the effect that the Registrable Securities covered by the Registration Statement have been registered for resale under the Securities Act and, if such counsel has received a signed certificate in the form attached as Exhibit B hereto (a “Legend Removal Certificate”) from the holder of the Registrable Securities, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 (“Legend Removal Shares”), or, otherwise, may then be reissued without any legend or restriction relating to their status as “restricted securities” as defined in Rule 144 upon resale pursuant to such registration statement; and (b) promptly to amend such opinion to cause the Registrable Securities to be Legend Removal Shares after later receipt of a Legend Removal Certificate from the Holder, and (ii) use its commercially reasonable efforts to cause the transfer agent for the Common Stock to issue such Registrable Securities without any such legend within three (3) Trading Days after the transfer agent’s receipt of such legal opinion with respect to Legend Removal Shares or otherwise within three (3) Trading Days after the transfer agent’s receipt of evidence in customary form that the Registrable Securities have been sold pursuant to an effective resale registration statement under the Securities Act, in either case via DWAC or as otherwise requested by the Holder; and

(bb) take all other commercially reasonable actions necessary to enable, expedite or facilitate the Holders to dispose of the Registrable Securities by means of any Registration Statement contemplated hereby during the Term.

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5. Obligations of the Holders.

(a) At any time, and from time to time, after the SEC Effective Date, the Company may notify one or more of the Holders (in each case, the “Specified Holders”) in writing (each, a “Suspension Notice”) of the happening of: (i) any event of the kind described in Section 4(h) or (j); (ii) any Blackout Period; or (iii) only with respect to a Holder who is an “insider” covered by such program, any suspension by the Company, pursuant to a written insider trading policy adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information (each, a “Suspension Event”). Upon receipt of any Suspension Notice, each Specified Holder shall as promptly as practicable discontinue disposition of such Holder’s Registrable Securities covered by the Registration Statement until such Specified Holder receives the supplemented or amended prospectus contemplated by Section 4(h), such Blackout Period shall have terminated or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable. The foregoing right to suspend may be exercised by the Company for no longer than forty-five (45) Trading Days in any consecutive twelve (12)-month period, except, in the case of Holders that are subject to such policy by its terms, with respect to suspensions under the written insider trading policy adopted by the Company’s Board of Directors, (and for the avoidance of doubt, if the delay or suspension relates to a Blackout Period, the period of delay or suspension shall also count against the maximum number of days for Blackout Periods in the definition of such term). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of a Blackout Period or other Suspension Event.

(b) The Holders of the Registrable Securities shall provide such information as may reasonably be requested by the Company in connection with the preparation of the Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 3(a) of this Agreement and in connection with the Company’s obligation to comply with federal and applicable state securities laws, including a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Securityholder Questionnaire”).

(c) Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

6. Registration Expenses. The Company shall pay all expenses arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) the Commission, stock exchange, OTC Markets Group, FINRA and other registration and filing fees, (ii) rating agencies fees to the extent necessary to provide for blue sky qualification as required by Section 4(g) herein, (iii) all fees and expenses incurred in connection with complying with any securities or blue sky laws (including reasonable and documented fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iv) all printing (including financial printer), messenger and delivery expenses, (v) the fees, charges and disbursements of counsel to the Company and of its independent registered public accounting firm and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (vi) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vii) all internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, (ix) Securities Act liability insurance (if the Company elects to obtain such insurance), regardless of whether a Registration Statement filed in connection with such registration is declared effective, and (x) reasonable and documented fees, charges and disbursements of a single counsel to the Holders selected by at least a majority of the Registrable Securities, in an amount not to exceed $35,000 in the aggregate per Registration Statement or Piggyback Registration; provided, that, in any underwritten registration, the Company shall have no obligation to pay any underwriting discounts, selling commissions or transfer taxes attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts, selling commissions and transfer taxes shall be borne by such Holders. Except as provided in this Section 6 and Section 8 of this Agreement, the Company shall not be responsible for the expenses of any attorney or other advisor employed by a Holder or for any other fees, disbursements and expenses incurred by Holders not specifically agreed to in this Agreement.

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7. Assignment of Rights. The rights under this Agreement shall be automatically assignable by each Purchaser to any transferee or assignee of all or any portion of the Registrable Securities (which Registrable Securities continue to constitute Restricted Common Stock following such transfer or assignment) as long as (i) such transfer or assignment is not a sale or transfer pursuant to a Registration Statement and is effected in accordance with applicable securities laws; (ii) such transferee or assignee agrees in writing to become bound by and subject to the terms of this Agreement; and (iii) such Holder notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Majority Holders (other than by merger or consolidation or to a corporation which acquires the Company including by way of acquiring all or substantially all of the Company’s assets, if immediately after (and as a result of) such merger, consolidation, reorganization or sale, the Holders own equity securities of such other corporation, which shall not require such consent).

8. Indemnification.

(a) To the fullest extent permitted by applicable law, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its affiliates, directors, officers, stockholders, members, managers, partners, investment advisers, employees and agents, and each other person, if any, who controls or is under common control with such Holder within the meaning of Section 15 of the Securities Act (collectively, the “Holder Indemnified Parties”), against any and all losses, claims, damages, liabilities, costs, expenses, judgments, fines, penalties, charges and amounts paid in settlement (or actions or proceedings, whether commenced or threatened, in respect thereof) (collectively, “Losses”) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which Registrable Securities were registered under the Securities Act, any preliminary prospectus, free writing prospectus as defined under Rule 433(d) of the Securities Act (“Free Writing Prospectus”), any “testing-the-water” communication that is a written communication within the meaning of Rule 405 under the Securities Act (“Testing the Water Communication”), any road show communication as defined in Rule 433(h) under the Securities Act (“Road Show Communication”), final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading (in the case of any prospectus or amendment or supplement thereto, in light of the circumstances in which the statements were made), and the Company shall reimburse the Holder Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case (i) to the extent, but only to the extent, that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (x) an untrue statement in or omission from such registration statement, any such preliminary prospectus, Free Writing Prospectus, Testing the Water Communication, Road Show Communication, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information included in the Selling Securityholder Questionnaire, attached hereto as Annex A, furnished by a Holder or its representative (acting on such Holder’s behalf) to the Company expressly for use in the preparation thereof or (y) the failure of a Holder to comply with the covenants and agreements contained in Section 5 hereof respecting the sale of Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such shares by the Holder.

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(b) As a condition to including Registrable Securities in the registration statement filed pursuant to this Agreement, each Holder agrees, severally and not jointly, to be bound by the terms of this Section 8 and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any Losses, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, any preliminary prospectus, Free Writing Prospectus, Testing the Water Communication, Road Show Communication, final prospectus, summary prospectus, amendment or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is included or omitted in reliance upon and in conformity with written information included in the Selling Securityholder Questionnaire, attached hereto as Annex A, furnished by the Holder or its representative (acting on such Holder’s behalf) to the Company expressly for use in the preparation thereof, and such Holder shall reimburse the Company, and its directors, officers, partners, and any such controlling persons for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action, or proceeding; provided, however, that the indemnity obligation contained in this Section 8(b) shall in no event exceed the amount of the net proceeds received by such Holder as a result of the sale of such Holder’s Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Holder of such shares.

(c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 8 (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 8, except to the extent that the indemnifying party is actually prejudiced in defending such claim by such failure to give notice in any material respect. In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified party and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, other than reasonable costs of investigation, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim or the indemnified party may have defenses not available to the indemnifying party in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner. Neither an indemnified party nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent (which shall not be unreasonably withheld or delayed). No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation or which includes any admission as to fault, culpability or failure to act on the part of such indemnified party. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d) If an indemnifying party does not or is not permitted to assume the defense of an action pursuant to Section 8(c) or in the case of the expense reimbursement obligation set forth in Sections 8(a) and 8(b), the indemnification required by Sections 8(a) and 8(b) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

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(e) If the indemnification provided for in Sections 8(a) and 8(b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. Notwithstanding any other provision of this Section 8(e), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to the Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that the indemnifying parties may have to the indemnified parties and are not in diminution or limitation of the indemnification provisions under the applicable Subscription Agreement.

9. (a) Rule 144. The Company hereby represents and warrants to each of the Holders that the Common Stock is, and as of the Effective Date will be, registered under Section 12(g) of the Exchange Act. At all times on and after the date of this Agreement, the Company shall timely file (or furnish, as applicable) all reports, statements and other documents required to be filed with (or furnished to) the Commission pursuant to the Exchange Act (the “SEC Documents”), and without the prior written consent of the Majority Holders, the Company shall not terminate or suspend, or allow the termination or suspension of, the registration of the Common Stock under the Exchange Act or otherwise terminate or suspend, or allow the termination or suspension of, its status as an issuer required to file reports under the Exchange Act, even if the applicable securities laws would otherwise permit any such termination or suspension, except in connection with a sale of the Company subject to approval of its stockholders. None of the SEC Documents, when filed, furnished or submitted, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. Without limiting the foregoing and with a view to making available to the Holders the benefits of Rule 144, the Company hereby agrees to:

(i) make and keep public information available, as those terms are understood and defined in Rule 144; and

(ii) so long as any of the Holders holds any Registrable Securities, promptly upon such Holder’s request at any time on or after October 6, 2026, furnish to such Holder (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act as required for applicable provisions of Rule 144, (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (C) such other information as may be reasonably requested to permit such Holder to sell such securities pursuant to Rule 144 without registration.

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(b) Stock Exchange Listing. The Company shall use its reasonable best efforts to cause the Common Stock to be registered under Section 12(b) of the Exchange Act and listed on a National Securities Exchange as soon as practicable after the Company meets all of the applicable listing criteria for any National Securities Exchange and use its reasonable best efforts to cause the Common Stock to all times thereafter remain registered under Section 12(b) of the Exchange Act and listed on a National Securities Exchange, including by ongoing compliance with all applicable listing requirements of the National Securities Exchange. The Company shall use its commercially reasonable efforts to meet the listing criteria for at least one National Securities Exchange as soon as reasonably possible after the Effective Date. Except as otherwise provided herein, all expenses in connection with the matters contemplated by this Section 9(b) shall be borne by the Company.

10. Miscellaneous.

(a) Governing Law. This Agreement and any matter related hereto shall be governed by and construed in accordance with the federal securities laws of the United States of America (as applicable) and the laws of the State of New York, both substantive and remedial, without regard to New York conflicts of law principles that would result in the application of the laws of any other jurisdiction. Any judicial proceeding brought against any of the parties to this Agreement or any dispute arising out of this Agreement or any matter related hereto shall be brought in the state or federal courts of the State of New York, New York County, and, by its execution and delivery of this Agreement, each party to this Agreement accepts the jurisdiction of such courts. The foregoing consent to jurisdiction shall not be deemed to confer rights on any person other than the parties to this Agreement. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

(b) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement, without the necessity of posting bond or other security. Each of the Company and the Holders agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(c) Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, executors and administrators of the parties hereto.

(d) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and shall not enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the foregoing, and except for those certain Registration Rights Agreements entered into between the Company and the person/entities parties thereto, dated September 29, 2025 and the certain Registration Rights Agreement entered into between the Company and the Placement Agent, dated as of the date hereof (collectively, the “PIPE Registration Rights Agreements”) the Company shall not enter into any agreement that would require the inclusion, and shall not include, any securities other than the Registrable Securities in any Registration Statement required to be filed hereunder without the prior written consent of the Majority Holders.

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(e) Entire Agreement. This Agreement and the documents, instruments and other agreements specifically referred to herein or delivered pursuant hereto (including the Subscription Agreements) constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

(f) Notices, etc. All notices, consents, waivers, and other communications which are required or permitted under this Agreement shall be in writing will be deemed given to a party (a) upon receipt, when personally delivered; (b) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, costs prepaid on the date of delivery, if delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (c) the time of transmission if sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment if such notice or communication is delivered prior to 5:00 P.M., New York City time, on a Trading Day, or the next Trading Day after the date of transmission, if such notice or communication is delivered on a day that is not a Trading Day or later than 5:00 P.M., New York City time, on any Trading Day, provided confirmation of facsimile is mechanically or electronically generated and kept on file by the sending party and confirmation of email is kept on file, whether electronically or otherwise, by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient; (d) the date received or rejected by the addressee, if sent by certified mail, return receipt requested, postage prepaid; or (e) seven (7) days after the placement of the notice into the mails (first class postage prepaid), in each case, to the party at the address, facsimile number, or e-mail address furnished by the such party,

If to the Company, to:

Palomino Laboratories Inc.

Attention: Richard Ogawa, General Counsel

E-mail: richard@palominolabs.ai

with copy to:

The Crone Law Group, P.C.

Attention: Tammara Fort

E-mail: tfort@cronelawgroup.com

if to a Holder, to:

such Holder at the address set forth on the signature page hereto or in the Company’s records;

or at such other address as any party shall have furnished to the other parties in writing in accordance with this Section 10(f).

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(g) Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law, in equity or otherwise afforded to any holder, shall be cumulative and not alternative.

(h) Counterparts. This Agreement may be executed in any number of counterparts, and with respect to any Purchaser, by execution of an Omnibus Signature Page to this Agreement and the applicable Subscription Agreement, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail, which contains a copy of an executed signature page such as a portable document format (.pdf) file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail of an executed signature page such as a .pdf signature page were an original thereof.

(i) Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be replaced with a valid, legal and enforceable provision that as closely as possible reflects the parties’ intent with respect thereto, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Amendments. Except as otherwise provided herein, the provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with an agreement or consent in writing signed by the Company and the Majority Holders; provided that this Agreement may not be amended and the observance of any term hereof may not be waived with respect to any Holder without the written consent of such Holder if such amendment or waiver adversely affects the rights of such Holder under this Agreement in a manner that is different than the other Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of one or more Holder and that does not adversely directly or indirectly affect the rights of other Holder may be given by Holders holding all of the Registrable Securities to which such waiver or consent relates.

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(k) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Except as expressly provided herein, each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. Except as expressly provided herein, it is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

(l) Subsequent Registration Rights. Except for the PIPE Registration Rights Agreements, until all of the Registrable Securities have been registered for resale under an effective Registration Statement and the Common Stock is quoted on an Approved OTC Market, the Company shall not enter into any agreement granting registration rights more favorable than the registration rights set forth in this Agreement without the written consent of the Majority Holders.

(m) Rules of Construction. Unless the context otherwise requires, (i) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (ii) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive.

[Signature page follows.]

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This Registration Rights Agreement is hereby executed as of the date first above written.

THE COMPANY: PALOMINO LABORATORIES INC.

By:
Name:	Jeff Shealy
Title:	President and Chief Executive Officer

PURCHASERS:

See Omnibus Signature Pages to Subscription Agreement

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Exhibit A

Form of Plan of Distribution

PLAN OF DISTRIBUTION

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. At and after such time, the selling stockholders may sell all or a portion of their shares through public or private transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

●	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	an over-the-counter distribution in accordance with the rules of the applicable exchange;

●	through trading plans entered into by a selling stockholder pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans;

●	short sales;

●	distribution to employees, members, limited partners or stockholders of the selling stockholders;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	by pledge to secured debts and other obligations;

●	delayed delivery arrangements;

●	to or through underwriters or agents;

●	in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;

●	in privately negotiated transactions;

●	in options transactions; and

●	through a combination of any of the above methods of sale, as described below, or any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

There can be no assurance that the selling stockholders will sell all or any of the securities offered by this prospectus. In addition, the selling stockholders may also sell securities under Rule 144 under the Securities Act, if available, or in other transactions exempt from registration, rather than under this prospectus. The selling stockholders have the sole and absolute discretion not to accept any purchase offer or make any sale of securities if they deem the purchase price to be unsatisfactory at any particular time.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this sale of common stock by the selling stockholders.

The selling stockholders and any underwriters, broker-dealers or agents that are involved in selling the common stock or interests therein may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each selling stockholder in the Offering has informed us that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the common stock. If a selling stockholder is deemed to be an “underwriter” within the meaning of the Securities Act, it will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to this registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

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We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.

The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

Agents, broker-dealers and underwriters may be entitled to indemnification by us and the selling stockholders against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents, broker-dealers or underwriters may be required to make in respect thereof.

We have agreed with the selling stockholders to keep this registration statement of which this prospectus constitutes a part effective for five years from the date it is declared effective by the SEC or until the date on which all of the shares of common stock required to be registered by us have been sold or otherwise transferred other than to assignees pursuant to the Registration Rights Agreement. See the section of this prospectus captioned “Shares Eligible for Future Sale — Registration Rights.”

Certain of our stockholders have entered into lock-up agreements. See the section of this prospectus captioned “Shares Eligible for Future Sale — Lock-Up Agreements.”

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Exhibit B

Form of Legend Removal Certificate

PALOMINO LABORATORIES INC.

LEGEND REMOVAL CERTIFICATE

(Resale Registration Statement)

The undersigned securityholder (the “Securityholder”) of Palomino Laboratories Inc., a Delaware corporation (the “Company”), is delivering this certificate to the Company in connection with the Securityholder’s request to remove the transfer restriction legends under the Securities Act of 1933, as amended (the “Securities Act”), from certificates or book-entry notations issued in the Securityholder’s name with respect to the number of shares of common stock, par value of $0.0001 per share, of the Company set forth under the Securityholder’s name on the signature page hereof (the “Shares”).

A.	The Securityholder hereby represents and warrants to the Company that the Securityholder is sophisticated in financial matters and is familiar with the registration requirements under the Securities Act. If the Securityholder is an investment fund, the Securityholder’s chief compliance officer (or the chief compliance officer of the general partner, manager or other entity which manages the Securityholder) has reviewed this certificate and is aware that the Securityholder will be executing and delivering this certificate to the Company and undertaking the obligations set forth herein.

B.	The Securityholder hereby covenants to the Company that:

1.	The Securityholder will transfer the Shares only:

(a)	pursuant to an effective resale registration statement covering the Securityholder’s resale of the Shares, which includes a prospectus that is current, and in the manner contemplated by such registration statement, including the “Plan of Distribution” contained therein, provided that the Securityholder has not received oral or written notice from the Company that use of the prospectus is suspended or that the prospectus otherwise may not be used for transfers of the Shares; or

(b)	on or after October 6, 2026, pursuant to Rule 144 under the Securities Act, subject to the satisfaction, as of the time of the transfer of the Shares, to the Company’s satisfaction of the “current public information” requirement of Rule 144, the holding period provisions of Rule 144(d) and, if applicable, the volume, manner-of-sale and notice provisions of Rule 144.

(c)	otherwise in accordance with the Securities Act, provided that the Securityholder provides the Company with advance notice of such transfer and an opinion of counsel that the proposed transfer is in compliance with the Securities Act.

2.	The Securityholder will provide the Company with any update to the Securityholder’s contact information set forth on the signature page hereof for purposes of any notification to be delivered to me relating hereto.

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The Securityholder acknowledges and agrees that the Company’s inside and outside legal counsel are each authorized to rely on this certificate for purposes of preparing and delivering any legal opinion(s) required in connection with the removal of the transfer restriction legends from the Shares and the Company’s transfer agent is authorized to rely on this certificate in connection with the removal of the transfer restriction legends from the Shares.

Very truly yours,

Name of Securityholder:

Signature:

Name of Signatory:

Title of Signatory:

Date:

Address:

E-mail address:

Number of Shares for Legend Removal:

Share Certificate No. or Book Entry Information:

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Annex A

PALOMINO LABORATORIES INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Registrable Securities of Palomino Laboratories Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the U.S. Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name:

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (holder of record) (if not the same as (a) above) through which Registrable Securities are held:

(c)	If you are not a natural person, full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:	Fax:

Email:

Contact Person

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐	No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

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4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)	Please list the type (common stock, warrants, etc.) and amount of all securities of the Company (including any Registrable Securities) beneficially owned[1] by the Selling Securityholder:

5. Relationships with the Company:

Except as set forth below, neither you nor (if you are a natural person) any member of your immediate family, nor (if you are not a natural person) any of your affiliates2, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

[1]	Beneficially Owned: A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, including the power to direct the voting of such security, or (ii) investment power, including the power to dispose of, or direct the disposition of, such security. In addition, a person is deemed to have “beneficial ownership” of a security of which such person has the right to acquire beneficial ownership at any time within sixty (60) days, including, but not limited to, any right to acquire such security: (i) through the exercise of any option, warrant or right, (ii) through the conversion of any security or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

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It is possible that a security may have more than one “beneficial owner,” such as a trust, with two co-trustees sharing voting power, and the settlor or another third party having investment power, in which case each of the three would be the “beneficial owner” of the securities in the trust. The power to vote or direct the voting, or to invest or dispose of, or direct the investment or disposition of, a security may be indirect and arise from legal, economic, contractual or other rights, and the determination of beneficial ownership depends upon who ultimately possesses or shares the power to direct the voting or the disposition of the security.

The final determination of the existence of beneficial ownership depends upon the facts of each case. You may, if you believe the facts warrant it, disclaim beneficial ownership of securities that might otherwise be considered “beneficially owned” by you.

[2]	Affiliate: An “affiliate” is a company or person that directly, or indirectly through one or more intermediaries, controls you, or is controlled by you, or is under common control with you.

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

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IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title:

PLEASE E-MAIL A COPY OF THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE TO:

Email:

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